UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): March 28, 2003

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles               0-19961                    N/A
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation)                                    Identification Number)
                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles
                               011-59-99-465-8525
          (Address of principal executive offices and telephone number, including area code)
                          -----------------------------



Item 9.     Regulation FD Disclosure.
            ------------------------

         On March 28, 2003, Charles W. Federico, the Chief Executive Officer of Orthofix International N.V., and Thomas Hein, the Chief Financial Officer of Orthofix International N.V., submitted to the Securities and Exchange Commission sworn statements pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, copies of which are attached as Exhibits 99.1 and 99.2 and furnished herewith.

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 28, 2003

                                               ORTHOFIX INTERNATIONAL N.V.

                                               By:   /s/ Thomas Hein
                                                  ------------------------------
                                                  Name:  Thomas Hein
                                                  Title: Chief Financial Officer



Exhibit Index
-------------

Exhibit 99.1 Statement Pursuant to 18 U.S.C. Section 1350 of Chief Executive Officer dated March 28, 2003.

Exhibit 99.2 Statement Pursuant to 18 U.S.C. Section 1350 of Chief Financial Officer dated March 28, 2003.